UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

September 13, 2021

Date of Report (Date of Earliest event reported)

Crucial Innovations Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-229638	98-1446012
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3773 Howard Hughes Parkway, Suite 500S, Las Vegas, NV 89169
(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 533-8372

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (/Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On September 13, 2021, Crucial Innovations Corp., a Nevada corporation (the “Company”) entered into a definitive Share Purchase Agreement (the “Agreement”) with JPD Capital PCC, a Guernsey Channel Islands registered company (“JPD”) . Pursuant to the terms of the Agreement, the Company will acquire from JPD an aggregate of 96% of all of the issued and outstanding shares of capital stock of Eco Equity Zimbabwe, a Zimbabwe registered company (“ECO”), in exchange for consideration consisting of 42,000,000 restricted shares of Company’s common stock, $0.0001 par value, which will represent Fifty-six percent (56%) of all issued and outstanding shares of Company common stock at the time of the closing of the transaction. The Agreement also provides for the Company, post-closing, to increase the number of its authorized shares of common stock from 75,000,000 shares to 80,000,000 shares, in anticipation of a post-closing private placement stock of 5,000,000 shares of the Company’s common stock. The closing of the transaction is subject to (i) approval by relevant governmental and regulatory authorities in Zimbabwe, if any, as well as JPD’s Board of Directors and (ii) the Company filing with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2021. Coincident with the closing of the transaction, the Company’s existing officers and directors will resign and JPD shall name a majority of the new directors, who shall then appoint a new Chief Executive Officer, Chief Financial Officer, and Secretary of the Company. The amount of the consideration given for the acquisition of the shares of capital stock of ECO was determined pursuant to arm’s length negotiations between the parties and has been valued by the parties at $5.00 per share of the Company’s common stock to be issued to JPD, which is also the intended per share price for the anticipated post-closing private placement.

The summary of the Agreement set forth above does not purport to be a complete statement of the terms of the Agreement. The summary is qualified in its entirety by reference to the full text of the Agreement which is being filed with this Current Report on Form 8-K (this “Report”) as Exhibit 2.01 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Shell company transactions. Not applicable.

(d)	Exhibits

Exhibit Number	Description	Location

2.01	Share Purchase Agreement dated September 13, 2021 by and between Crucial Innovations Corp., a Nevada corporation and JPD Capital PPC.	Provided herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CRUCIAL INNOVATIONS CORP.

Date: September 17, 2021	By:	/s/ Laura De Leon Castro
	Name:	Laura De Leon Castro
	Title:	Chief Executive Officer

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